                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of report (Date of earliest event reported): June 6, 2001 (June 1, 2001)



                               MessageMedia, Inc.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



       000-21751                                      33-0612860
(Commission File Number)                   (IRS Employer Identification No.)




                   371 Centennial Parkway Louisville, CO 80027
              (Address of principal executive offices and Zip Code)



                                 (303) 440-7550
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On June 1, 2001, MessageMedia, Inc. ("MessageMedia") issued a press release (attached hereto as Exhibit 99.1) announcing that it had signed an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement", attached hereto as Exhibit 2.1) by and among DoubleClick Inc. ("DoubleClick"), Atlas Acquisition Corp. ("Atlas"), a wholly owned subsidiary of DoubleClick, and MessageMedia. Pursuant to the Reorganization Agreement, and subject to the terms and conditions thereof, DoubleClick will acquire MessageMedia in a merger (the "Merger").

         Under the terms of the Reorganization Agreement, each outstanding share of MessageMedia common stock will be exchanged for 0.0436 share of DoubleClick common stock. The Merger is subject to various conditions, including the approval of MessageMedia stockholders.

         Concurrently with the execution of the Reorganization Agreement, certain stockholders of MessageMedia holding in the aggregate 37.36% of the outstanding MessageMedia common stock entered into Stockholder Agreements with DoubleClick, pursuant to which each such stockholder agreed, among other things, to vote all of such stockholder's shares in favor of the approval and adoption of the Reorganization Agreement. A form of the Stockholder Agreement is attached as Annex A to the Reorganization Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

No.      Description

2.1 Agreement and Plan of Merger and Reorganization, dated as of June 1, 2001, among DoubleClick Inc., Atlas Acquisition Corp. and MessageMedia, Inc., including annexes thereto but excluding any schedules.

99.1 Joint Press Release of DoubleClick Inc. and MessageMedia, Inc., dated June 1, 2001 (incorporated by reference to MessageMedia's Rule 425 filing, dated June 1, 2001).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MessageMedia, Inc.

Dated:    June 6, 2001                 By: /s/ A. Laurence Jones
                                          --------------------------------------
                                          A. Laurence Jones, President and Chief
                                          Executive Officer

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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

2.1            Agreement and Plan of Merger and Reorganization, dated as of June
               1, 2001, among DoubleClick Inc., Atlas Acquisition Corp. and
               MessageMedia, Inc., including annexes thereto but excluding any schedules.

99.1 Joint Press Release of DoubleClick Inc. and MessageMedia, Inc., dated June 1, 2001 (incorporated by reference to MessageMedia's
               Rule 425 filing, dated June 1, 2001).


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